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                                                                    Exhibit 10.3

                         AMENDMENT TO RIGHTS AGREEMENT
                      BETWEEN TEMPLATE SOFTWARE, INC. AND
                           FIRST UNION NATIONAL BANK

     This Amendment To Rights Agreement (this "Amendment") is made this 19th day of October, 1999, by and between Template Software, Inc., a Virginia corporation (the "Company"), and First Union National Bank, a national banking corporation (the "Rights Agent").

     Whereas, the Company is entering into an Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement"), among the Company, Level 8 Systems, Inc. (the "Parent"), and TSAC, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (the "Merger Sub"), pursuant to which the Company will merge with and into the Merger Sub and the Merger Sub will survive as a wholly-owned subsidiary of Parent, and the former shareholders of the Company will receive a combination of cash and shares of common stock of Parent;

     Whereas, the Company and the Rights Agent are parties to that certain Rights Agreement, dated as of July 3, 1998 (the "Rights Agreement");

     Whereas, the Company desires to amend the Rights Agreement in connection with the execution and delivery of the Merger Agreement; and

     Whereas, the Board of Directors of the Company has approved this Amendment and authorized its appropriate officers to execute and deliver the same to the Rights Agent.

     Now, Therefore, in accordance with the procedures for amendment of the Rights Agreement set forth in Section 27 thereof, and in consideration of the foregoing and the mutual agreements herein set forth, the parties hereby agree as follows:

     1. Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement.

     2. The definition of "Acquiring Person" set forth in Section 1(a) of the Rights Agreement is amended by adding the following sentence to the end of that section:

         Notwithstanding the foregoing, no Person shall be or become an Acquiring Person by reason of (i) the execution and delivery of the Agreement and Plan of Merger, dated as of October 19, 1999, among Level 8 Systems, Inc., a Delaware corporation (the "Parent"), TSAC, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the "Merger Sub") and the Company (the "Merger Agreement") or the execution of any amendment thereto, (ii) the execution and delivery of the Stockholders Agreement (as such term is defined in the Merger Agreement) or the execution of any amendment thereto, (iii) the merger of the Company with and into Merger Sub or (iv) the

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     consummation of any other transaction contemplated by the Merger Agreement, as it may be amended from time to time.

     3. The definition of "Distribution Date" set forth in Section 1(h) of the Rights Agreement is hereby amended by adding the following sentence to the end of that section:

         Notwithstanding anything else set forth in this Agreement, no Distribution Date shall be deemed to have occurred by reason of (a) the execution and delivery or amendment of the Merger Agreement or the Stockholders Agreement, (b) the merger of the Company with and into Merger Sub or (c) the consummation of any other transaction contemplated by the Merger Agreement.

     4. The definition of "Expiration Date" set forth in Section 1(l) of the Rights Agreement is hereby amended to read as follows:

         "Expiration Date" shall mean the earliest of (i) the close of business
          ---------------
     on the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the Exchange Date or (iv) the moment in time immediately prior to the Effective Time (as such term is defined in the Merger Agreement).

     5. The definition of "Stock Acquisition Date" set forth in Section l(u) of the Rights Agreement is hereby amended by adding the following sentence to the end of that section:

         Notwithstanding anything else set forth in this Agreement, a Stock Acquisition Date shall not be deemed to have occurred by reason of (i) the execution and delivery or amendment of the Merger Agreement or the Stockholders Agreement, (ii) the merger of the Company with and into Merger Sub or (iii) the consummation of any other transaction contemplated by the Merger Agreement.

     6. Section 11(a)(ii) is hereby amended by adding the following sentence to the end of that section:

         Notwithstanding anything else set forth in this Agreement, no event requiring an adjustment under this Section 11(a)(ii) shall be deemed to have occurred by reason of (i) the execution and delivery or amendment of the Merger Agreement or the Stockholders Agreement, (ii) the merger of the Company with and into Merger Sub or (iii) the consummation of any other transaction contemplated by the Merger Agreement.

     7.  Sections 13(a)(w), (x), (y) and (z) are amended to read as follows:

         (a) In the event that, following the Stock Acquisition Date, directly or indirectly (w) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(m) hereof), (y) any Person (other than a Subsidiary of the Company in a transaction that complies with
     Section 11(m) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such

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     merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property (other than, in the case of either transaction described in (w) or (x), the merger of the Company with and into Merger Sub), (y) the Company shall be a party to a statutory share exchange with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(m) hereof) after which the Company is a Subsidiary of any other Person, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than (a) the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(m) hereof and (b) the merger of the Company with and into Merger Sub), then, and in each such case, proper provision shall be made so that:

The remaining portion of Section 13(a) shall be unchanged and shall remain in full force and effect.

     8. The first phrase of Section 13(c) of the Rights Agreement is hereby amended to read as follows:

         The Company shall not consummate any such consolidation, merger (other than the merger of the Company with and into Merger Sub), statutory share exchange, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13, and unless prior thereto the Company and each Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, statutory share exchange, or sale of assets mentioned in this paragraph (a) of this
     Section 13, the Principal Party will: . . .

The remaining portion of Section 13(c) shall be unchanged and shall remain in full force and effect.

     9. Section 25 (a) (iv) of the Rights Agreement is hereby amended to read as follows:

         (iv) to effect any consolidation or merger into or with any other Person (other than (a) a Subsidiary of the Company in a transaction that complies with Section 11(m) hereof and (b) the merger of the Company with and into Merger Sub), or to effect a statutory share exchange with any Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(m) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as whole) to any other Person or Persons (other than (a) a Subsidiary of the Company in one or more transactions each of which complies with Section 11(m) hereof and (b) the merger of the Company with and

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     into Merger Sub),

     10. Section 27 of the Rights Agreement is hereby amended by adding the following sentence to the end of that section:

         Notwithstanding any other provisions of this Agreement, no further amendment or supplement to this Agreement shall become effective prior to the termination of the Merger Agreement without the written consent of Parent.

     11. Section 30 of the Rights Agreement is hereby amended to read as follows:

         Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent, and the registered holders of the Rights Certificates and (prior to the Distribution Date) the Common Stock, any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent, the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock), and (with respect to Section 27 of the Rights Agreement, and prior to termination of the Merger Agreement) Parent.

     12. The Rights Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with its terms.

     13. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     14. Nothing in this Amendment shall be construed to give to any person or corporation other than the Company, the Rights Agent, the registered holders of the Rights Certificates and (prior to the Distribution Date) the Common Stock, and (with respect to Section 10 of this Amendment and Section 27 of the Rights Agreement, and prior to termination of the Merger Agreement) Parent, any legal or equitable right, remedy or claim under this Amendment; but this Amendment shall be for the sole and exclusive benefit of the Company, the Rights Agent, the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock) and (with respect to Section 10 hereof and
Section 27 of the Rights Agreement, and prior to termination of the Merger Agreement) Parent.

     15. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     16. This Amendment shall be deemed to be a contract made under the laws of the Commonwealth of Virginia and for all purposes shall be governed by and construed in accordance with the laws of such Commonwealth applicable to contracts to be made and performed entirely within such Commonwealth.

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     17. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     18. The Company hereby certifies to the Rights Agent that this Amendment is in compliance with Section 27 of the Rights Agreement.

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     In Witness Whereof, the parties herein have caused this Amendment to be duly executed as of the date and year first above written.

                                    Template Software, Inc.

                                    By: /s/ Joseph M. Fox
                                      ----------------------------
                                            Joseph M. Fox
                                            Chairman of the Board and
                                                  Chief Executive Officer


                                    First Union National Bank, a national
                                    banking corporation

                                    By: /s/ Victor W. LaTessa
                                      -----------------------------
                                        Name:  Victor W. LaTessa
                                        Title: Vice President


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